UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  July 19, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                        Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On July 19, 2005, CBL & Associates Properties, Inc. (the "Company") announced that it has entered into definitive agreements whereby the Company will transfer its 8.4% equity interest in Galileo America, LLC ("Galileo"), a joint venture between the Company and Galileo America Inc., to Galileo. Additionally, the Company's management and advisory contracts with Galileo will be purchased by New Plan Excel Realty Trust, Inc. (NYSE: NXL), a shopping center REIT. The Company will receive a total consideration of approximately $100.0 million related to these transactions, which are expected to close in August.

         The Company's press release announcing these transactions is attached as Exhibit 99.1. On July 20, 2005, the Company held a conference call to discuss the transactions announced in the press release. The transcript of the conference call is attached as Exhibit 99.2.


Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

     Not applicable

(b)      Pro Forma Financial Information

     Not applicable

(c)      Exhibits

     99.1 Press Release - CBL & Associates Properties Enters into Definitive Agreements to Sell Joint Venture Interest and Management and Advisory Contracts with Galileo America

     99.2     Investor Conference Call Script - July 20, 2005

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                    --------------------------------------
                                                 John N. Foy
                                                Vice Chairman,
                                     Chief Financial Officer and Treasurer
                                    (Authorized Officer of the Registrant,
                                        Principal Financial Officer and
                                          Principal Accounting Officer)




Date: July 20, 2005